Putnam
High Yield
Municipal
Trust

ANNUAL REPORT

March 31, 1998

[LOGO: BOSTON * LONDON * TOKYO]

Fund highlights

* "Putnam High Yield Municipal Trust is invested in a number of high coupon bonds, which provide valuable price protection during periods of market fluctuations in addition to their attractive income. Their defensive quality may become important should inflationary pressures emerge and interest rates climb."

                          --  Blake E. Anderson, fund manager

* "Municipal bond credit quality is the strongest in more than a decade, according to Moody's Investors Service Inc. Credit-rating upgrades totaled 2,718 in 1997, compared with 161 downgrades. Moody's attributes the ratings to the healthy economy and greater fiscal discipline."

                          --  The Wall Street Journal, February 5, 1998

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

12 Portfolio holdings

17 Financial statements




From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The financial troubles in Asia continued to dominate the capital markets during Putnam High Yield Municipal Trust's fiscal year, pushing aside worries that the continued strength in the U.S. economy would have inflationary implications. The rush of funds to the safety of the U.S. bond market did drive yields on most bonds, including municipals, lower -- and their prices higher.

The Federal Reserve Board kept close watch on these events, as you might expect. But in the end, the Fed remained on the sidelines, apparently content that the economic engine was still sufficiently under control.

In this environment, Fund Manager Blake Anderson continued to focus on the fund's objective: maintaining a high level of current tax-free income. In the following report, Blake discusses his strategy during the 12 months ended March 31, 1998, and looks at prospects for the new fiscal year.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
May 20, 1998




Report from the Fund Manager
Blake E. Anderson

A surging municipal bond market, inspired by declining interest rates, solid investor demand, and a historically low default rate, set the stage for Putnam High Yield Municipal Trust to deliver attractive performance gains for the fiscal year ended March 31, 1998. Even a brief setback in October, when the reality of Asia's turmoil washed ashore, could not irreversibly shake the rising confidence of municipal bond investors.

For the period, your fund produced total returns of 8.94% at net asset value and 9.67% at market price. The fund's dividend rate of 7.44% at net asset value (6.57% at market price) was well ahead of its investment category's average yield of 6.55% on March 31, 1998, according to Lipper Analytical Services. Complete performance details begin on page 8.

* MUNICIPAL MARKET OVERVIEW

Interest rates trended down during the year with the bellwether 30-year Treasury bond falling more than a full percentage point to below 6%. While this event resulted in rising municipal bond prices, it did encourage a number of budget-minded issuers to call in their higher-yielding bonds -- many of which were issued during the late 1980s and early 1990s -- and to reissue new bonds at the lower rates. Consequently, limiting call risk was one of our top priorities. Investing in noncallable bonds or bonds with distant call dates improves the fund's prospects of maintaining a reliable level of income.

The municipal bond market has become attractively priced relative to the Treasury market, a state of affairs that hasn't occurred since the flat-tax concern of 1996. Municipal bonds (as represented by 30-year insured municipals) are now offering almost 90% of the yield of long-term Treasury bonds.

The first quarter of 1998 was notable for its huge incremental supply -- an increase of approximately 70% over the supply brought to market one year ago. Demand for municipal bonds also rose, fueled primarily by the bargain prices, which explained the relative balance in this market. Also noteworthy was the unusually flat tax-exempt yield curve. With the 30-year bond paying only a modest 30 to 40 basis points over a 10-year bond, investors were not compensated for taking on higher risk. For this reason, we found the best value (attractive yield with minimal volatility) in the intermediate range of the yield curve -- anywhere from 8 to 15 years.

* AIRLINES, UTILITIES, AND HEALTH CARE DOMINATE PORTFOLIO

At the end of the fiscal year, your portfolio was diversified among 71 issues from 24 states and had an average quality rating of A. We maintained the fund's barbell structure, keeping about 38% of its assets invested in the highest-rated issues -- Aaa -- and 57% invested in issues rated Baa or below. We continue to avoid issues rated Aa and A, since we consider the higher quality Aaa-rated bonds to be more fairly priced relative to lower-rated bonds.

The ongoing strength of the economy coupled with weak petroleum prices has been a boon for the airline and transportation sector. Having survived deregulation and effectively priced themselves in their hub markets, airlines appear to represent some of the best opportunities in the lower-rated end of the municipal bond market. Industrial revenue bonds backed by United Airlines and American Airlines best represent our strategy here. At the end of the period, airline/transportation holdings made up the largest portfolio sector at 27.4% of total net assets.

[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa                   38.0%

Aa                     2.1%

A                      1.4%

Baa                   19.2%

Ba                    18.8%

B                     18.9%

VMIGI                  1.6%

Footnote reads:
* As a percentage of market value as of 3/31/98. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Over the past four years, deregulation and the ensuing restructuring of the utility sector have also created some dynamic investment opportunities. The challenge of identifying the potential winners -- and avoiding the losers -- provides an excellent example of Putnam's in-depth research process. For example, since the deregulation process varies across the nation, we must thoroughly investigate each state's regulatory structure to discern how favorable the environment is.

In an unfriendly climate, the state may not be taking steps to protect the older utilities and, in fact, may favor the newer, low-cost start-ups. A utility-friendly state takes a more evolutionary approach. Typically this is a state in which our better credit risks lie. We also analyze the cost of a utility company's generation process relative to its competitors. An expensive nuclear plant would be less attractive, as lower-cost providers have greater pricing flexibility to maintain market dominance. Tucson Electric is one company that we expect would be a strong survivor in this more competitive environment.

Health care, at nearly 18% of total net assets, performed well over the period. Given the yield spread compression between higher-quality and lower-quality bonds, we have retained the higher-yielding coupon holdings and sold par bonds with lower coupons, which in our estimation are overvalued.

The forest and paper products sector was focused primarily on paper companies, which are benefiting from solid demand growth in Europe and North America for printing and writing grades because of strong advertising revenues. We will be watching for signs of Asia's impact on this sector. On the wood products side, lumber prices were favorably affected by steady housing starts and demand. Stone Container, a large integrated paper company, is the fund's largest issuer in this sector.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Iowa Financing Authority Health Care Facility
9.25%, 7/1/25

Los Angeles (California) Regional Airports Improvement Corp.
9.25%, 8/1/24

Delaware Valley Regional Financing Authority
7.75%, 7/1/27

Butler (Alabama) Industrial Development Board
8.00%, 9/1/28

Midland County (Michigan) Economic Development Corp.
9.50%, 7/23/09

Denver (Colorado) City and County Airport
8.50%, 11/15/23

Massachusetts State Port Authority Special Project
10.00%, 3/1/26

Texas State Housing and Community Affairs Home Mortgage
9.77%, 7/2/24

Hammond (Indiana) Industrial Port Authority
9.65%, 6/1/14

Hodge (Louisiana) Combined Utilities
9.00%, 3/1/10

Footnote reads:
These holdings represent 28.1% of the fund's net assets as of 3/31/98. Portfolio holdings will vary over time.

* PROCEEDING WITH CAUTION

Careful security selection and in-depth credit analysis are fundamental to the fund's investment strategy, particularly as we attempt to discover better value in bonds that carry ratings below investment grade. These are the bonds that can add tremendously to the fund's income level, but they also mean greater credit risk and require the most meticulous research efforts.

The Asian crisis has had a dramatic impact on interest rates everywhere in the world except the United States. We've been expecting interest rates to rise slightly, but that has not occurred as of this writing. Nevertheless, we consider a rate increase more likely than a decline, due to the delayed, yet inevitable consequences of the troubles in Asia. In our opinion, this is not a good time to expose the portfolio to bonds with longer maturities and higher interest-rate risk. We believe that a cautious strategy will produce the best returns in the months ahead.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/98, there is no guarantee the fund will continue to hold these securities in the future.

The lower credit ratings of high-yield bonds reflect a greater possibility that adverse changes in the economy or poor performance by the issuers of these bonds may affect the issuer's ability to pay principal and interest.




Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam High Yield Municipal Trust is designed for investors seeking high current income free from federal income tax through higher-yielding, lower-rated municipal securities.

TOTAL RETURN FOR PERIODS ENDED 3/31/98

                                                  Lehman Bros.     Consumer
                                        Market     Municipal        Price
(common shares)               NAV       price      Bond Index       Index
------------------------------------------------------------------------------
1 year                       8.94%       9.67%       10.72%          1.38%
------------------------------------------------------------------------------
5 years                     42.29       45.52        39.15          12.95
Annual average               7.31        7.79         6.83           2.47
------------------------------------------------------------------------------
Life of fund (5/25/89)     101.51      108.32        98.99          31.02
Annual average               8.24        8.65         8.10           3.11
------------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 3/31/98
------------------------------------------------------------------------------
Distributions (common shares)
------------------------------------------------------------------------------
Number                                 12
------------------------------------------------------------------------------
Income                                $0.69
------------------------------------------------------------------------------
Capital gains                            --
------------------------------------------------------------------------------
  Total                               $0.69
------------------------------------------------------------------------------
Preferred shares              Series A (900 shares)
------------------------------------------------------------------------------
Income                            $1,836.34
------------------------------------------------------------------------------
Capital gains                            --
------------------------------------------------------------------------------
  Total                           $1,836.34
------------------------------------------------------------------------------
Share value
(common shares):                  NAV         Market price
------------------------------------------------------------------------------
 3/31/97                        $9.12           $10.25
------------------------------------------------------------------------------
 3/31/98                         9.28            10.50
------------------------------------------------------------------------------
Current return
(common shares):                  NAV         Market price
------------------------------------------------------------------------------
 End of period
------------------------------------------------------------------------------
 Current dividend rate2          7.44%           6.57%
------------------------------------------------------------------------------
 Taxable equivalent3            12.32           10.88
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.




TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index* is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

* Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.




Report of independent accountants

To the Trustees and Shareholders of
Putnam High Yield Municipal Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, except for bond ratings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam High Yield Municipal Trust (the "fund") at March 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at March 31, 1998 by correspondence with the custodian and broker, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
May 12, 1998

Portfolio of investments owned
March 31, 1998

Key to Abbreviations
AMBAC       - AMBAC Indemnity Corporation
COP         - Certificate of Participation
FGIC        - Financial Guaranty Insurance Company
FNMA Coll.  - Federal National Mortgage Association Collateralized
FSA         - Financial Security Assurance
GNMA Coll.  - Government National Mortgage Association Collateralized
IFB         - Inverse Floating Rate Bonds
IF COP      - Inverse Floating Rate Certificate of Participation
MBIA        - Municipal Bond Investors Assurance Corporation
VRDN        - Variable Rate Demand Notes



MUNICIPAL BONDS AND NOTES (98.4%) *
PRINCIPAL AMOUNT                                                           RATINGS**                   VALUE

Alabama (2.7%)
------------------------------------------------------------------------------------------------------------
$     5,750,000  Butler, Indl. Dev. Board Rev. Bonds (Solid Waste
                   Disp. James River Corp.), 8s, 9/1/28                        BBB-           $    6,641,250

Arizona (2.5%)
------------------------------------------------------------------------------------------------------------
      2,500,000  Coconino Cnty., Poll. Control Corp. Rev. Bonds
                   (Tucson/Navajo Elec. Pwr.), Ser. A, 7 1/8s,
                   10/1/32                                                     B2                  2,821,875
      3,000,000  Tucson, Arpt. Auth. Special Fac. Rev. Bonds
                   (Lockheed Aermod Ctr., Inc.), 8.7s, 9/1/19                  A3                  3,356,250
                                                                                              --------------
                                                                                                   6,178,125

California (6.7%)
------------------------------------------------------------------------------------------------------------
      3,500,000  CA Hlth. Fac. Auth. Rev. Bonds (Cedar-Sinai
                   Med. Ctr.), MBIA, 5 1/8s, 8/1/27                            Aaa                 3,434,375
      5,700,000  CA Statewide Cmnty. Dev. Auth. IF COP
                   (Motion Picture & TV Fund), AMBAC,
                   5.35s, 1/1/22                                               Aaa                 5,343,750
      6,415,000  Los Angeles, Regl. Arpt. Impt. Corp Rev. Bonds
                   (Continental Airlines), 9 1/4s, 8/1/24                      B+                  7,770,169
                                                                                              --------------
                                                                                                  16,548,294

Colorado (5.2%)
------------------------------------------------------------------------------------------------------------
                 Denver, City & Cnty. Arpt. Rev. Bonds, Ser. A
      3,670,000    8 3/4s, 11/15/23                                            Baa1                4,280,138
      1,330,000    Prerefunded, 8 3/4s, 11/15/23                               Aaa                 1,551,113
      5,805,000    MBIA, 8 1/2s, 11/15/23 #                                    Aaa                 6,545,138
        545,000    Prerefunded, MBIA, 8 1/2s, 11/15/23 #                       Aaa                   612,444
                                                                                              --------------
                                                                                                  12,988,833
Delaware (2.8%)
------------------------------------------------------------------------------------------------------------
      5,000,000  Delaware Valley, Regl. Fin. Auth. Govt. Rev. Bonds,
                   Ser. C, AMBAC, 7 3/4s, 7/1/27                               Aaa                 7,018,750

Florida (0.4%)
------------------------------------------------------------------------------------------------------------
      1,000,000  FL Hsg. Fin. Agcy. VRDN (Woodlands), 3.5s,
                   12/1/07                                                     A-1+                1,000,000

Georgia (4.1%)
------------------------------------------------------------------------------------------------------------
      2,000,000  De Kalb Cnty., Hsg. Auth. Multi-Fam. Hsg. VRDN
                   (Wood Hills Apt.), 3.7s, 12/1/07                            A-1+                2,000,000
      3,025,000  De Kalb Cnty., Hsg. Auth. Muni Rev. Bonds
                   (Briarcliff Park Apts.), Ser. B, 10s, 4/1/17                B+/P                3,437,156
      3,900,000  GA Med. Ctr. Hosp. Auth. IFB (Columbus Regl.
                   Hlth. Care Syst.), Ser. B, MBIA, 8.749s, 8/1/10             Aaa                 4,597,125
                                                                                              --------------
                                                                                                  10,034,281

Illinois (5.0%)
------------------------------------------------------------------------------------------------------------
                 Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
      2,318,000    (United Air Lines, Inc.), Ser. B, 8.95s, 5/1/18             Baa3                2,607,750
      1,760,000    (United Air Lines, Inc.), Ser. 84A, 8.85s, 5/1/18           Baa3                1,977,800
      4,250,000    (American Airlines, Inc.), 8.2s, 12/1/24                    Baa2                5,121,250
                 IL Dev. Fin. Auth. Rev. Bonds (Cmnty. Rehab.
                   Providers Fac.)
        950,000    Ser. A 7 7/8s, 7/1/20                                       BB/P                1,086,563
      1,300,000    Prerefunded, 7 7/8s, 7/1/20                                 AAA/P               1,595,750
                                                                                              --------------
                                                                                                  12,389,113

Indiana (4.4%)
------------------------------------------------------------------------------------------------------------
      5,414,153  Hammond, Indl. Port Auth. COP, 9.65s, 6/1/14                  BB+/P               5,887,892
      4,500,000  Indianapolis, Indl. Arpt. Auth. Special Fac.
                   Rev. Bonds (Federal Express Corp.),
                   7.1s, 1/15/17                                               Baa2                5,073,750
                                                                                              --------------
                                                                                                  10,961,642

Iowa (5.5%)
------------------------------------------------------------------------------------------------------------
      2,000,000  Des Moines, Hosp. Rev. Bonds (Des Moines
                   Genl. Hosp), Ser. B, 8 1/4s, 11/15/11                       BB-/P               2,312,500
      8,500,000  IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
                   (Care Initiatives), 9 1/4s, 7/1/25                          BB/P               11,432,500
                                                                                              --------------
                                                                                                  13,745,000

Kentucky (2.4%)
------------------------------------------------------------------------------------------------------------
      4,000,000  Boone Cnty., Poll. Control Rev. Bonds (Dayton
                   Pwr. & Lt. Co.), Ser. A, 6 1/2s, 11/15/22                   Aa3                 4,375,000
      1,455,000  Jefferson Cnty., 1st Mtge. Rev. Bonds
                   (AHF/KY-IOWA, Inc.), 10 1/4s, 1/1/20                        B-/P                1,527,750
                                                                                              --------------
                                                                                                   5,902,750
Louisiana (5.8%)
------------------------------------------------------------------------------------------------------------
      5,000,000  Hodge, Combined Util. Rev. Bonds (Stone
                   Container Corp.), 9s, 3/1/10                                B/P                 5,418,750
        900,000  Jefferson, Parish Hosp. Svcs. VRDN (West
                    Jefferson Med. Ctr.), 3.7s, 1/1/26                         VMIG1                 900,000
      2,500,000  LA Pub. Fac. Auth. 1st Mtge. Rev. Bonds
                   (St. James Place), 10s, 11/1/21                             B-/P                2,765,625
      2,000,000  St. Charles, Parish Poll. Control Rev. Bonds
                   (LA Pwr. & Lt.), 8 1/4s, 6/1/14                             Baa3                2,135,000
      3,000,000  W. Feliciana, Parish Poll. Control Rev. Bonds
                   (Gulf States Utils. Co.), 8s, 12/1/24                       Ba1                 3,221,250
                                                                                              --------------
                                                                                                  14,440,625

Massachusetts (16.5%)
------------------------------------------------------------------------------------------------------------
                 MA State Hlth. & Edl. Fac. Auth. IFB
      3,000,000    (St. Elizabeth Hosp.), Ser. E, FSA, 9.72s, 8/15/21          Aaa                 3,532,500
      2,000,000    (New England Medical Ctr.), MBIA, 6.48s, 7/1/18             Aaa                 2,025,000
      1,125,000  MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
                   (Norwood Hosp.), Ser. E, 7 3/4s, 7/1/07                     Ba2                 1,153,575
      4,500,000  MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 53,
                   MBIA, 6.15s, 12/1/29 #                                      Aaa                 4,770,000
                 MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds
                   (Southeastern MA)
      1,500,000    Ser. B, 9 1/4s, 7/1/15                                      BB-/P               1,706,250
      3,500,000    Ser. A, 9s, 7/1/15                                          BB-/P               3,968,125
                 MA State Indl. Fin. Agcy. Rev. Bonds
        925,000    (Odd Fellows Home of MA), 9.6s, 1/1/15                      BB-/P                 981,656
      4,500,000    (Orchard Cove, Inc.), 9s, 5/1/22                            AAA/P               5,405,625
      2,410,000    (MA Tpk.), 9s, 10/1/20                                      AAA/P               2,726,313
      4,250,000    (Emerson College), 8.9s, 1/1/18                             BBB-/P              4,690,938
      3,400,000    (Evanswood Bethzatha), 7.85s, 1/15/17                       B+/P                3,608,250
      5,800,000  MA State Port Auth. Rev. Bonds (Harborside
                   Hyatt), 10s, 3/1/26                                         B/P                 6,343,750
                                                                                              --------------
                                                                                                  40,911,982

Michigan (6.2%)
------------------------------------------------------------------------------------------------------------
      2,605,000  Detroit, Loc. Dev. Fin. Auth. Tax Increment Rev.
                   Bonds, Ser. A, 9 1/2s, 5/1/21                               BBB+/P              3,256,250
      4,800,000  MI State Strategic Fund Ltd. Oblig. Rev. Bonds
                   (Mercy Svcs. for Aging), 9.4s, 5/15/20                      AAA/P               5,370,000
      6,000,000  Midland Cnty., Econ. Dev. Corp. Poll. Ctrl.
                   Rev. Bonds, Ser. B, 9 1/2s, 7/23/09                         B/P                 6,630,000
                                                                                              --------------
                                                                                                  15,256,250

Mississippi (1.3%)
------------------------------------------------------------------------------------------------------------
      3,035,000  Claiborne Cnty., Poll. Control Rev. Bonds (Middle
                   South Energy, Inc.), Ser. C, 9 7/8s, 12/1/14                Ba1                 3,226,478

Missouri (2.0%)
------------------------------------------------------------------------------------------------------------
      4,700,000  Kansas City, Indl. Dev. Auth. Hlth. Fac. Rev. Bonds
                   (Park Lane Med. Ctr.), 8 3/4s, 1/1/15                       BB+/P               4,976,125
Nebraska (0.5%)
------------------------------------------------------------------------------------------------------------
      1,000,000  NE Investment Fin. Auth. IFB, MBIA, 9.335s, 12/8/16           Aaa                 1,185,000

New Hampshire (2.0%)
------------------------------------------------------------------------------------------------------------
                 NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
      1,870,000    (Havenwood-Heritage Heights), 9 3/4s,
                   12/1/19                                                     AAA/P               2,094,400
      1,000,000    (NH College), 6 3/8s, 1/1/27                                BBB-                1,055,000
      1,500,000  NH State Bus. Fin. Auth. Swr. & Solid Waste
                   Rev. Bonds (Crown Paper), 7 7/8s, 7/1/26                    BB-                 1,745,625
                                                                                              --------------
                                                                                                   4,895,025

New York (6.8%)
------------------------------------------------------------------------------------------------------------
      2,350,000  NY State Energy Res. & Dev. Auth. Poll. Control
                   IFB, FGIC, 10.048s, 7/1/29 (acquired 12/1/94
                   cost $2,453,729) [DBL. DAGGERS]                             Aaa                 3,072,625
      4,000,000  NY State Energy Res. & Dev. Auth. Poll. Control
                   Rev. Bonds (Rochester Gas & Electric, Co.),
                   Ser. C, FSA, 8 1/8s, 12/1/28                                Aaa                 4,194,480
      3,000,000  NY State Hsg. Fin. Agcy. Svcs. Contract Oblig.
                   Rev. Bonds, Ser. A, 7 3/8s, 9/15/21                         Aaa                 3,401,250
                 NY State Local Govt. Assistance Corp.
                   Rev. Bonds
      1,500,000    Ser. A, 7s, 4/1/16                                          Aaa                 1,648,125
      2,000,000    Ser. D, 6 3/4s, 4/1/21                                      Aaa                 2,222,500
      2,160,000  Port Auth. NY & NJ Special Oblig. Rev. Bonds
                   (Continental/Eastern Laguardia), 9 1/8s, 12/1/15            Ba2                 2,427,300
                                                                                              --------------
                                                                                                  16,966,280

Ohio (2.0%)
------------------------------------------------------------------------------------------------------------
      4,550,000  Dayton, Special Fac. Rev. Bonds (Emery Air
                   Freight Corp.), 12 1/2s, 10/1/09                            AAA/P               4,877,191

Pennsylvania (6.2%)
------------------------------------------------------------------------------------------------------------
        280,000  Allegheny Cnty., Indl. Dev. Auth. Arpt. Special Fac.
                   Rev. Bonds (U.S. Air, Inc.), Ser. A, 8 7/8s, 3/1/21         B3                    319,550
      2,000,000  Montgomery Cnty., Higher Ed. & Hlth. Auth. Hosp.
                   Rev. Bonds (United Hosp., Inc.), Ser. A, 8 3/8s,
                   11/1/11                                                     AAA/P               2,172,500
      3,250,000  PA Econ. Dev. Fin. Auth. Rev. Bonds (MacMillan
                   Ltd. Partnership), 7.6s, 12/1/20                            Baa2                3,554,688
      2,500,000  PA State Higher Ed. Assistance Agcy. Student
                   Loan IFB, AMBAC, 10.534s, 9/3/26                            Aaa                 2,909,375
      2,100,000  Philadelphia, Muni. Auth. Rev. Bonds, Ser. C,
                   8 5/8s, 11/15/16                                            Aaa                 2,449,125
      3,400,000  Philadelphia, Regl. Port Auth. Lease IFB
                   (Kidder Peabody), MBIA, 8.52s, 9/1/13                       Aaa                 3,969,500
                                                                                              --------------
                                                                                                  15,374,738

Texas (3.8%)
------------------------------------------------------------------------------------------------------------
      2,500,000  Alliance, Arpt. Auth. Special Fac. Rev. Bonds
                   (American Airlines, Inc.), 7 1/2s, 12/1/29                  Baa2                2,715,625
        715,000  Cherokee Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                   (Nancy Travis Memorial Hosp.), 10s, 5/15/13                 B/P                   883,919
      4,800,000  TX State Hsg. & Cmnty. Affairs Home Mtge. IFB,
                   Ser. C, FNMA Coll., GNMA Coll., 9.776s, 7/2/24              AAA                 5,928,000
                                                                                              --------------
                                                                                                   9,527,544

Utah (3.3%)
------------------------------------------------------------------------------------------------------------
      3,300,000  Carbon Cnty., Util. Rev. Bonds (Laidlaw Solid
                   Waste Disp.), Ser. A, 7 1/2s, 2/1/10                        Baa2                3,749,620
      4,000,000  Tooele Cnty., Poll. Control Rev. Bonds (Laidlaw
                   Environmental), Ser. A, 7.55s, 7/1/27                       B-/P                4,475,000
                                                                                              --------------
                                                                                                   8,224,620

Wisconsin (0.3%)
------------------------------------------------------------------------------------------------------------
        730,000  WI Hsg. & Econ. Dev. Auth. IFB (Home
                   Ownership Dev.), 10.057s, 10/25/22                          Aa3                   831,288
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $228,057,211) ***                                    $  244,101,184
------------------------------------------------------------------------------------------------------------


            * Percentages indicated are based on net assets of $248,063,488.

           ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at March 31, 1998 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 1998. Securities rated by Putnam are indicated
              by "/P" and are not publicly rated. Ratings are not covered by the
              Report of independent accountants.

          *** The aggregate identified cost on a tax basis is $228,057,211, resulting in gross unrealized appreciation and depreciation of
              $18,861,191 and $2,817,218, respectively, or net unrealized appreciation of $16,043,973.

[DBL. DAGGER] Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March 31, 1998 was
              $3,072,625 or 1.2% of net assets.

            # A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at March 31, 1998.

              The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at March 31, 1998.

              The fund had the following industry group concentrations greater than 10% at March 31, 1998 (as a percentage of net assets):

                 Transportation             27.4%
                 Healthcare                 18.1
                 Housing                    10.9



----------------------------------------------------------------------------------------
Futures Contracts Outstanding at March 31, 1998
                                   Total     Aggregate Face   Expiration     Unrealized
                                   Value          Value          Date       Appreciation
----------------------------------------------------------------------------------------
Municipal Bond
Index (long)                   $2,572,500    $2,545,594       Jun-98           $26,906
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
March 31, 1998

Assets
---------------------------------------------------------------------------------------------------
Investment in securities at value
(identified cost $228,057,211) (Note 1)                                                $244,101,184
---------------------------------------------------------------------------------------------------
Cash                                                                                        823,704
---------------------------------------------------------------------------------------------------
Interest receivable                                                                       4,795,929
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                               90,000
---------------------------------------------------------------------------------------------------
Receivable for variation margin                                                               9,188
---------------------------------------------------------------------------------------------------
Total assets                                                                            249,820,005

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                     1,258,188
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                419,715
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   21,111
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                                9,048
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,635
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       46,820
---------------------------------------------------------------------------------------------------
Total liabilities                                                                         1,756,517
---------------------------------------------------------------------------------------------------
Net assets                                                                             $248,063,488

Represented by
---------------------------------------------------------------------------------------------------
Series A remarketed preferred shares, (8,000 shares authorized;
900 shares issued at $50,000 per share) (Note 4)                                        $45,000,000
---------------------------------------------------------------------------------------------------
Paid-in capital - common shares (Note 1)                                                201,970,339
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                813,649
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                   (15,791,379)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                               16,070,879
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $248,063,488

Computation of net asset value
---------------------------------------------------------------------------------------------------
Series A remarketed preferred shares                                                    $45,000,000
---------------------------------------------------------------------------------------------------
Cumulative undeclared dividends on
Series A remarketed preferred shares                                                         28,111
---------------------------------------------------------------------------------------------------
Net assets allocated to Series A remarketed preferred shares-
liquidation preference                                                                  $45,028,111
---------------------------------------------------------------------------------------------------
Net assets available to common shares                                                  $203,035,377
---------------------------------------------------------------------------------------------------
Net assets per common share
($203,035,377 divided by 21,882,030 shares)                                                   $9.28
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.






Statement of operations
Year ended March 31, 1998

Investment income:
--------------------------------------------------------------------------------------------------
Tax exempt interest income:                                                            $18,555,051
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         1,722,852
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             260,799
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                          11,940
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             6,726
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     23,267
--------------------------------------------------------------------------------------------------
Auditing                                                                                    50,657
--------------------------------------------------------------------------------------------------
Legal                                                                                       24,044
--------------------------------------------------------------------------------------------------
Postage                                                                                     21,347
--------------------------------------------------------------------------------------------------
Exchange listing fees                                                                       41,406
--------------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                     137,750
--------------------------------------------------------------------------------------------------
Other                                                                                       15,113
--------------------------------------------------------------------------------------------------
Total expenses                                                                           2,315,901
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (70,305)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             2,245,596
--------------------------------------------------------------------------------------------------
Net investment income                                                                   16,309,455
--------------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                       (11,047,836)
--------------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                           (300,474)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the year                  14,919,515
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                  3,571,205
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $19,880,660
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.






Statement of changes in net assets

                                                                                              Year ended March 31
                                                                                      --------------------------------
                                                                                                1998              1997
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   $16,309,455        $17,450,841
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                 (11,348,310)           800,327
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) of investments                                                            14,919,515         (2,627,862)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     19,880,660         15,623,306
----------------------------------------------------------------------------------------------------------------------
Distributions to Series A remarketed preferred
shareholders from net investment income                                                  (1,652,706)        (1,577,970)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders (excluding cumulative
undeclared dividends on remarketed preferred shares
of $28,111 and $ 22,191, respectively)                                                   18,227,954         14,045,336
----------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders from
net investment income                                                                   (15,035,863)       (14,890,644)
----------------------------------------------------------------------------------------------------------------------
Increase from issuance of common shares in
connection with reinvestment of distributions                                             2,035,042          2,083,092
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                              5,227,133          1,237,784

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                       242,836,355        241,598,571
----------------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $813,649 and $1,192,763, respectively)                                       $248,063,488       $242,836,355

Number of fund shares
----------------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning of year                                           21,679,818         21,458,424
----------------------------------------------------------------------------------------------------------------------
Shares issued in connection with reinvestment of distributions                              202,212            221,394
----------------------------------------------------------------------------------------------------------------------
Common shares outstanding at end of year                                                 21,882,030         21,679,818
----------------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at
beginning and end of year                                                                       900                900
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------------------------------------------



Per-Share
operating performance                                                         Year ended March 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period (common shares)                 $9.12            $9.16            $9.03            $9.23            $9.49
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .75              .80              .80              .81              .81
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .18             (.08)             .13             (.19)            (.27)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .93              .72              .93              .62              .54
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income:
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders                            (.08)            (.07)            (.08)            (.07)            (.05)
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                               (.69)            (.69)            (.72)            (.75)            (.75)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.77)            (.76)            (.80)            (.82)            (.80)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period (common shares)                       $9.28            $9.12            $9.16            $9.03            $9.23
------------------------------------------------------------------------------------------------------------------------------------
Market value,
end of period (common shares)                      $10.50           $10.25           $10.00            $9.50            $9.25
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return at
market value (%)(common shares)(a)                   9.67            10.26            13.60            11.50            (4.99)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund) (in thousands)                      $248,063         $242,836         $241,599         $236,333         $238,148
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)                         1.15             1.15             1.17             1.17             1.17
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)                         7.27             8.05             7.79             8.27             7.97
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              16.78             9.30            34.45            49.11            28.55
------------------------------------------------------------------------------------------------------------------------------------

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) The ratio of expenses to average net assets for the year ended March 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 3)




Notes to financial statements
March 31, 1998

Note 1
Significant accounting policies

Putnam High Yield Municipal Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to seek high current income exempt from federal income tax. The fund intends to achieve its objective by investing in high yielding tax-exempt municipal securities constituting a portfolio that the fund's Manager, Putnam Investment Management, Inc., ("Putnam Management"), a wholly owned subsidiary of Putnam Investments, Inc., believes to be consistent with prudent investment management.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by Putnam Management following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At March 31, 1998, the fund had a capital loss carryover of approximately $12,422,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

   Loss Carryover     Expiration
   --------------   --------------
     $3,135,000     March 31, 2003
      1,309,000     March 31, 2004
      7,978,000     March 31, 2005

E) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a seven day period. The applicable dividend rate for the remarketed preferred shares on March 31, 1998 was 3.8%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These differences include temporary and permanent differences of post October loss deferrals, realized and unrealized gains and losses on certain future contracts and dividends payable. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended March 31, 1998 the fund required no such reclassifications.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds, original issue discount, stepped-coupon bonds and payment in kind bonds are accreted according to the yield to maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management for management investment advisory and administrative services is paid quarterly based on the average net assets of the fund. Such fee is based on the annual rate of 0.70% of average weekly net assets.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's net income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than .70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended March 31, 1998, fund expenses were reduced by $70,305 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $480 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the year ended March 31, 1998, purchases and sales of investment securities other than short-term investments aggregated $42,610,482 and $39,655,200, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

The Series A remarketed preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At March 31, 1998, no such restrictions have been placed on the fund.




Federal tax information
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.




WELCOME TO

                         www.putnaminv.com

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* complete fund information, daily pricing and long-term performance

* your current account value, portfolio value and transaction history

* the latest on new funds and other Putnam news

You can also read Putnam economist Dr. Robert Goodman's commentary and Putnam's Capital Markets outlook, search for a particular fund by name or objective, use our glossary to decode investment terms . . . and much more.

The site can be accessed through any of the major online services
(America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape or Microsoft Internet Explorer, using an independent Internet service provider.

New features will be added to the site regularly.
So be sure to bookmark us at
http://www.putnaminv.com


Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our website (www.putnaminv.com) any time for up-to-date information about the fund's NAV.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

42034 054 5/98